LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Signature

Supplement dated July 25, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract describes revisions that apply to new elections of Lincoln Market Select® Advantage on and after August 19, 2024. All other provisions in your prospectus remain unchanged. The changes discussed in this supplement apply to new Contractowners only and do not impact existing Contractowners.

For Lincoln Market Select® Advantage riders elected on and after August 19, 2024:

•	The rider is available for new Contractowners only.
•	The Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) must be 59 to 79 years of age at the time the Contract is issued.
•	The original Enhancement Period is up to a 3-year period that begins on the effective date of the rider.
•
After the third Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. See the prospectus for details on how you may opt out of this fee increase.

Please keep this supplement for future reference.